UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

Aquinox Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450-887 Great Northern Way, Vancouver, B.C., Canada V5T 4T5	V5T 4T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 629-9223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On March 12, 2014, Aquinox Pharmaceuticals, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Company’s Registration Statement on Form S-1, as amended (File No. 333-193615), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the initial public offering.

A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of March 12, 2014, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be adopted in connection with, and to be effective upon, the closing of the Company’s initial public offering.

A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Aquinox Pharmaceuticals, Inc.

3.2 (1)	Amended and Restated Bylaws of Aquinox Pharmaceuticals, Inc.

(1)	Filed as Exhibit 3.5 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193615), filed with the Securities and Exchange Commission on February 28, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquinox Pharmaceuticals, Inc.
Dated: March 12, 2014
	By:	/s/ Kamran Alam
Kamran Alam
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Aquinox Pharmaceuticals, Inc.

3.2 (1)	Amended and Restated Bylaws of Aquinox Pharmaceuticals, Inc.

(1)	Filed as Exhibit 3.5 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193615), filed with the Securities and Exchange Commission on February 28, 2014, and incorporated herein by reference.